UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2011

Item 1. Report to Stockholders.

FPA New Income, Inc.

Semi-Annual Report

March 31, 2011

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

54820

(This page has been left blank intentionally.)

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Shareholder Letter, for the six months ended March 31, 2011, will take on a slightly different form. In addition to our portfolio commentary and market outlook, we have spent a great deal of time putting together our investment policy statement for the FPA Absolute Fixed Income Strategy which includes FPA New Income, Inc. Our goal, philosophy and process have remained steadfast, but the only way for our shareholders to have gained a deep understanding of them was to have read our past commentaries. We felt that this would be a good opportunity to publish a more comprehensive guide for our shareholders that explains how we manage your Fund. We believe this document will serve as a valuable tool for our prospective investors, a reaffirmation of our strategy and process for existing clients and a bell weather guide for us as we continue to manage your capital. We strongly encourage all of you to read it.

The FPA Absolute Fixed Income Policy Statement
(Including FPA New Income, Inc.)

INTRODUCTION

FPA New Income, Inc. (including managed accounts under our Absolute Fixed Income strategy) is one of the longest standing fixed income strategies in the USA. We have a defined investment philosophy and process and have executed against it for almost twenty eight years. At various times during this period, both aggressiveness and caution have been demonstrated in the selection of longer term and credit sensitive investments. Only when we felt that we were being more than adequately compensated for the potential risk of loss did we become aggressive.

For the past eight years, our investment strategy has been one of caution since we believed that risk of loss was too great and thus, we focused on capital preservation first, income generation second and capital appreciation last. To demonstrate the strength of our conviction, we penned "Buyer's Strike" in 2003 and then followed it up with "Buyer's Strike Revisited" in 2008. We were rewarded by this approach in 2007 and 2008 and criticized for it in 2009 and 2010, but we stand by these commentaries, available on our website at www.fpafunds.com.

We strongly believe that the declining interest rate environment of nearly the past three decades is coming to an end. In light of this, we think it is necessary to succinctly restate our investment philosophy and process, in what we are calling our Policy Statement, so that it is well documented as to what drives us in the management of your Fund. We are confident that our investment philosophy and process is sound and well suited for the challenging interest rate and credit environment that we believe lies ahead.

GOAL

Since its inception in 1984, the goal of FPA New Income Inc. (and managed accounts under the FPA Absolute Fixed Income Strategy) has been one of generating a positive absolute return through a combination of income and capital appreciation. To achieve this goal, we employ a total return strategy using investments in fixed income securities that focus on income, appreciation and capital preservation. Market opportunity will dictate emphasis across these three areas.

We are proud to have been able to achieve this goal in that since the inception of this strategy, we have earned a positive absolute return in each calendar year, with considerably less portfolio volatility than various measures of investment performance. We hope and expect to continue this positive trend.

Detailed below is the philosophy and process employed to affect this strategy.

PHILOSOPHY

We do not like to lose money!

In order to do this we adhere to the following principles:

  Absolute Return: We are absolute return investors and each investment must meet our strict fundamental research and macroeconomic criteria, not just offer opportunity relative to other alternatives.

  Long-term Focus: Our investment time horizon is usually three to five years. We expect to hold our investments to maturity unless fundamental valuation parameters change. We are not speculators and adhere to a strict investment discipline.

  Alignment of Interest: We invest alongside you as partners in our process. As managers we have significant amounts of our own capital invested in this strategy.

  Strict Risk/Reward Parameters: We like to invest when there is a target rich environment. Risk of loss is a critical element in our thinking and thus, each investment must compensate for its unique risks, combined with a margin of safety.

  Independent Decision Making: We do not follow the crowd. As we are independent in our decision making, we are often viewed as contrarian in our strategy and execution.

  Flexible Mandate: We do not bind ourselves to any one benchmark or index. We believe this flexibility provides a competitive advantage over those who do not have this capability. This has been a critical element in achieving our goal.

PROCESS

Our process requires discipline, patience, intellectual rigor, and a longer term view. We seek to invest in the bond market, in general, and individual securities, in particular, that we feel adequately compensate us for the potential risk of loss. Our investment flexibility allows us to invest only where we see value.

First, we ask the question, "Are the current level of bond yields attractive?"

  On an absolute yield basis

  Relative to inflation

  Against macroeconomic uncertainty

  Do they compensate for government fiscal and monetary policy risks?

Second, we then research credit risk by dividing the bond market into two broad segments:

■  High Quality — (Securities rated AA and above; Macro/Interest Rate Driven). Price movement is closely linked to the general level of interest rates, macro-economic views focused on fiscal and monetary policy, inflation, and economic cycles. These macro-economic factors dictate our themes and thus, security specific opportunities. Our analytical process seeks to identify the comparative attractiveness of the various high quality sectors. Though these credits have similar valuation drivers, i.e., yield levels, yield spreads and macroeconomic factors, there are sector specific considerations that require a deeper analytical understanding. From this we base our allocation decisions between sectors and securities in the high quality segment.

■  Credit Sensitive — (Securities rated A and below; Credit Driven). Price movement is primarily linked to the credit quality of the issuer and the issuer's ability to meet its contractual interest and principal payments. We focus on company and industry specific information. Our research work begins with the attractiveness of the segment based on our view of yields and risk in the high yield market. We then run quantitative screens and make qualitative judgments to develop a target list upon which an in depth individual company analysis and valuation appraisal are researched.

PORTFOLIO CONSTRUCTION

Our strategy guidelines require a minimum of 75% of net assets to be invested in High Quality securities. The mix is derived from our Process.

Allocations to the Credit Sensitive segment are a function of our assessment of the area's investment attractiveness, with considerable attention now being paid to the new risks, changing legal status and policies that have been introduced by the federal government because of the recent credit crisis. In an environment where opportunities are plentiful, we expect to have a full weighting (25%) to securities in the segment. When we have concerns about the attractiveness of securities in this area, our allocation will be (and often has been) far less.

The portfolio's duration, sector allocation and yield are the results of this cumulative decision making process.

PORTFOLIO REVIEW

This takes place through a constant re-assessment of the securities we hold against our investment themes and strategies. Through this process, the nature and portfolio mix (quality) changes.

  On a continual basis we will review each security as it relates to its unique characteristics. This re-evaluation starts by analyzing daily, weekly and monthly price movements to identify any changes in magnitude or direction against that period's normal activity. Any outliers will be investigated.

  We analyze portfolio securities and stress the potential return outcomes against varying interest rate changes, always mindful that permanent loss of principal is to be avoided.

  As interest rates change, we review how those changes impact portfolio performance and whether individual securities are performing as expected.

  We analyze the prepayment or repayment assumptions of our mortgage and other securitized holdings against data we receive on a monthly basis.

This dynamic process and constant review allows us to maintain holdings that we believe meet or exceed our expectations and eliminate those that do not.

CONCLUSION

We have communicated our philosophy in many different arenas including: shareholder letters, special website commentaries, interviews and speeches. We believe our web commentary, "Buyer's Strike Revisited", from June of 2008, encapsulates our goal and philosophy by simply stating:

"Caution and preservation of capital have been the two guiding principles these past five years. In our shareholder letters and website commentaries, we highlighted several bond market risks where, in our opinion, we believed there was inadequate risk compensation. We did not stretch for yield, in a low-yield environment, by investing in complicated securities, where their investment merits were predicated upon the quality rating of a bond rating agency. We were suspicious and skeptical of bond ratings covering new mortgage security structures or that utilized lower-quality underlying collateral. In many cases, we sacrificed yield because we did not understand the complexities of these securities. In retrospect, we believe most buyers of these securities did not understand the risks they were taking. The combination of rising interest rates and the collapse of bond ratings for high-grade securities, because of their complex derivative structures, led to these very low comparative returns."

"We will not provide long-term capital to borrowers with unsound and unwise business management practices at unattractive real yields. We require a higher level of compensation, i.e. more yield, for these potential risks. This strategy requires patience and discipline — two qualities we have demonstrated these past five years, as well as since we began managing FPA New Income in 1984."

It is through a dedicated adherence to our investment philosophy and process that we expect to achieve our goal of positive absolute investment returns for a calendar year period, along with a superior risk adjusted return, i.e., less volatility, relative to various measures of investment performance.

We have often used the phrase "WINNING BY NOT LOSING" because it succinctly summarizes our philosophy, and if there is one takeaway that our shareholders should obtain from this Policy Statement, it would be our strict adherence to this mantra.

Performance Discussion

This Semi-Annual Report covers the six-month period ended March 31, 2011. Your Fund's net asset value (NAV) closed at $10.95. Dividends of $0.105 and $0.13 were paid on October 6 and December 17, 2010, to holders of record on September 30 and December 12, 2010, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on that date for the Fund calculated at net asset value (NAV) and net of the maximum sales charge of 3.5% of the offering price. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost and prior performance does not guarantee future results.

	Periods Ended March 31, 2011
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	6/30/1984 Inception
FPA New Income (NAV)*	2.92%	4.27%	4.53%	5.47%	6.60%	7.24%	8.43%
FPA New Income (Net of Sales Charge)**	(0.69)%	3.53%	4.16%	5.22%	6.41%	7.09%	8.28%
Lipper A-Rated Bond Fund Average	5.99%	5.16%	5.02%	5.57%	6.57%	NA	NA
Barclays Govt/Credit Index	5.26%	5.83%	5.53%	6.15%	6.79%	7.08%	8.32%

The Fund's total rate of return calculated at NAV for the six months was 1.34% versus (0.17)% and (1.90)% for the Lipper Average and the Barclays Index, respectively. For the quarter ended March 31, 2011, your Fund's return at NAV was 0.92%, 0.91% for the Lipper Average and 0.28% for the Barclays Index. For the calendar year ended December 31, 2010, total returns were: FPA New Income, 3.19% at NAV; Lipper Average, 7.54%; and the Barclays Index, 6.59%.

As we have discussed in recent letters and commentaries, we simply refuse to take duration risk in the portfolio as the low yields continue to heighten that risk. Your Fund remains focused on preservation of capital in this low interest rate environment and the Fund's portfolio is performing exactly as we expected. We continue to believe that our unwillingness to take that risk should provide an opportunity in the future to use our liquidity to reinvest at much higher rates while avoiding the potential for permanent capital impairment we see looming for many of our competitors. A more detailed narrative of how the various components of the Fund performed is included below under the Portfolio Commentary section.

Portfolio Commentary

Over the past six months there has been a dramatic shift in the shape and the yields along the Treasury curve. The chart below illustrates those changes and serves as the framework for our discussion of how your Fund performed over this period.

*  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 3.5% of the offering price.

TREASURY YIELD CURVE CHANGE FROM September 2010 to March 2011
(Courtesy of J. P. Morgan)

When looking at this chart two facts stand out. First, longer rates increased by more than shorter rates causing the yield curve to steepen. This indicates that investors are becoming more fearful of inflation and demanding higher returns on their money for tying it up over longer periods of time. Second, the largest increase in yield, in the 5 to 10 year maturity range, is the area where the Federal Reserve Bank focused its Treasury purchases under QE2. Even though they were the primary buyer, there were more sellers which resulted in lower prices and higher yields. From a portfolio construction standpoint we remain cautious. We have continued to focus any new purchases on securities with less than 5 year maturities, regardless of sector. The result is that we are taking on less interest rate risk associated with this increasing inflation concern. The portfolio's duration (a measure of the portfolio's sensitivity to changes in the general level of interest rates), continues to be very short at 1.5 years compared to the duration of the Barclays Government/Credit Index of 5.5 years.

We outlined total Fund performance at the beginning of this section, the commentary below details how some of our major investment themes performed over the past six months.

The largest current allocation is to the Agency Mortgage Backed portion of the bond market, with an average exposure of just over 35% for the past six months. These holdings generated a positive total return of about 1.6%. Within this portion, the Fund is starting to benefit from our investment theme which concentrated on buying 2004 and older premium coupon fifteen year mortgage pools, along with Collateralized Mortgage Obligations (CMO) backed by 2004 and older mortgages. We were able to purchase 2009 and 2010 vintage 4% fifteen year mortgage pools at the very end of 2010 and into the first part of 2011. These loans are fully underwritten, high credit quality borrowers with less than an 80% loan to value ratio based on current home appraisals. We have stress tested these bonds in a rising interest rate scenario and are comfortable with the protection they provide on the downside. Currently this theme is about 4.5% of the portfolio, which is near our target allocation for any single theme, and we have been very pleased with the results so far.

The second largest allocation in the portfolio is the Treasury holdings with maturities in the thirteen to eighteen month range. This range represents a maturity range which we would expect to produce a positive total return over the next year should interest rates rise by 100 basis points. Given their shorter maturity, the performance was in excess of that of the average of the Treasury portion of the index because, as you may recall from the chart above, the shift in yields over the past six months was far less for shorter maturities.

Your Fund's Commercial Mortgage Backed Securities holdings which account for about 6.5% of the portfolio performed well, up almost 4%. The primary driver continues to be the GNMA Project Loan Interest Only Securities. We outlined the investment rationale and description for these bonds in our September 2008 annual report. The loans that back these securities consist of permanent mortgage loans on government-assisted housing and nursing homes or other assisted-living facilities for the elderly or disabled. In each case, the facility has a certificate of need from the community in which it is located. These loans contain several provisions designed to limit the ability of the loan to be refinanced including a prepayment penalty period that may last up to 7 years. This feature goes a long way to limit the prepayment risk. If for some reason the loan is paid off during the prepayment penalty period, that prepayment penalty payment is allocated to the Interest Only bond holder, so in effect it is a windfall which improves return by a substantial amount. Our corporate bond holdings (currently around 10.4%) also contributed positively to performance. The investment grade securities outperformed that portion of the index; however, the high yield holdings did not perform better than the Barclays High Yield Index. The reason for this underperformance is two-fold. First, in keeping with our strategy of owning bonds with less than a five year maturity, the maturities of the Fund's holdings are much shorter than those of the index. Second, the credit quality of our holdings is higher than the average credit quality of the index. Longer maturity and lower quality bonds continue to drive returns in the High Yield portion of the bond market. With our continued view of the uncertainty in the fixed income market and subsequent positioning of the Fund, we will naturally underperform should this dynamic persist.

Market Outlook

High Quality

As we highlighted in our Commentary Section above, the market has changed its view toward inflation expectations. Looking at the Ten Year Treasury Inflation-Protected Securities (TIPS) rate as a proxy for inflation expectations over the next ten years, it was 1.8% at the beginning of October 2010, and at the end of March 2011 it had increased to 2.5%. As a reference point, over the past thirty years inflation, as measured by the CPI, has averaged 3.1%. During this same period the ten year Treasury had an average real yield of about 3.5% (total yield of 6.6%). As the expected rate of inflation approaches this long term average we believe investors will want a real return from their Treasury investments which is closer to its longer term average. If one removes the high inflation periods in the early 1980s, we could see how expecting a real return of 2.5% could command a total yield of 5.6% on the ten year Treasury.

In October 2010, the Core CPI reached a low of 0.6%, as of March 2011 the level has increased to 1.2% on a year over year basis. Looking strictly at the food and energy component of CPI, this has increased, year over year, from 2.3% in September 2010 to a current level of 5.7%. When viewed as a whole, CPI has increased on a year over year basis from 1.1% to 2.7% over the past six months. These shifts should not come as a surprise given that the current Federal Reserve monetary policy is one designed without concern for creating inflation. Chairman Bernanke has been vocal in the need to stimulate economic activity and that a greater level of inflation is acceptable. "Today, most measures of underlying inflation are running somewhat below 2 percent, or a bit lower than the rate most Fed policymakers see as being most consistent with healthy economic growth in the long run. Although low inflation is generally good, inflation that is too low can pose risks to the economy — especially when the economy is struggling. In the most extreme case, very low inflation can morph into deflation (falling prices and wages), which can contribute to long periods of economic stagnation." (Chairman Ben S. Bernanke Op-ed column for The Washington Post November 5, 2010 Aiding the Economy: "What the Fed Did and Why")

These comments and changes in base levels further confirm our expectation for continued upward pressure on Treasury rates.

Credit Sensitive

Current credit sensitive yields, in our view, do not provide investors with much cushion from the specter of rising rates. The absolute levels of corporate bond yields do not appear attractive either. If we use the Barclays Corporate Index as a proxy for investment grade corporate bonds its current yield is 4.07%. Since the inception of this index in January 1973, eight of the ten lowest yield-to-worst (a measurement that reflects the lower of the yield to call or yield to maturity, for the securities in the underlying index, at a particular date) readings have occurred in the past nine months. May of 2003 (the month prior to our publishing of "Buyers Strike") and March of 2004 round out the top ten. From a credit spread perspective (the difference between the corporate bond index yield and Treasuries) the lowest reading was 84 basis points in February of 2005. Today that level is 144 basis points. However, given our strongly held view that Treasury rates are being artificially manipulated by the Federal Reserve, this yield spread offers us little in the way of a true valuation metric.

When looking at the Barclays High Yield Index we do not see much value in this segment either. With a current yield-to-worst of 7.02%, while not the lowest it is very close, which was in December of 2004 at 6.76%. Given our opinion that high yield bonds have the risk characteristics, and thus return requirements, of equity investments the 7.02% yield-to-worst does not adequately compensate us for default risk, interest rate risk, and the volatility associated with these equity-type investments. While current spreads may protect one slightly more in the high yield segment compared to the investment grade area, we do not believe the absolute yield level offers sufficient cushion.

In summary, and it should be no surprise, we continue to find little value in most areas of the bond market today. The general levels of interest rates are clearly under upward pressure. Given the lack of clarity regarding cures for the federal debt situation, ongoing massive budget deficits and uncertainty regarding the intermediate and long term impacts to the capital markets from unwinding the multi-trillion dollar monetary stimulus packages, we will continue to exercise caution towards taking either interest rate or credit risk in your Fund. We will continue to add to existing themes such as mortgage bonds, when appropriate, which have maturities or average lives of five years or less. We will continue to use our knowledge and experience to find other bonds that offer the risk/reward characteristics we require. This will help to further our total return objective as we look to provide Fund shareholders solid returns, but with significantly less risk than the broader bond markets.

We remain focused on our task and thank you, our stakeholders, for your continued support and investment. As always, we are here should you have any questions or comments.

Respectfully submitted,

Thomas H. Atteberry
Chief Executive Officer and Portfolio Manager

April 19, 2011

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

March 31, 2011

Bonds & Debentures		97.8%
U.S. Treasuries*	20.5%
Mortgage-Backed	20.5%
Mortgage Pass-Through	16.3%
Corporate	10.4%
Stripped Mortgage-Backed	9.0%
Asset-Backed	7.3%
Commercial Mortgage-Backed	6.5%
U.S. Agencies	6.2%
Municipal	1.1%
Short-Term Investments*		1.7%
Other Assets and Liabilities, net*		0.5%
Total Net Assets		100.0%
*Cash Plus Liquidity		22.7%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2011

Principal Amount
NET PURCHASES
Government National Mortgage Association IO — 1.0537% 2049	$56,152,076
Government National Mortgage Association IO — 1.72447% 2049	$31,545,281
Government National Mortgage Association IO — 1.14491% 2049	$29,114,484
Government National Mortgage Association IO — 1.09148% 2049	$26,723,454
Government National Mortgage Association IO — 1.1695% 2050	$25,158,931
NET SALES
U.S. Treasury Note — 0.75% 2011 (1)	$214,150,000
U.S. Treasury Note — 4.875% 2011 (1)	$170,000,000
U.S. Treasury Note — 0.875% 2011 (1)	$150,000,000
U.S. Treasury Note — 1.125% 2011 (1)	$150,000,000
U.S. Treasury Note — 0.875% 2011 (1)	$141,665,000

(1)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2011

BONDS & DEBENTURES	Principal Amount	Value
U.S. TREASURIES — 20.5%
U.S. Treasury Note
—0.625% 2012	$237,750,000	$238,261,163
—0.625% 2012	92,715,000	92,889,304
—0.75% 2012	222,529,000	223,414,665
—1% 2012	192,708,000	194,033,831
TOTAL U.S. TREASURIES		$748,598,963
MORTGAGE-BACKED SECURITIES — 20.5%
Chase MTG 2003-S14 CL 2A4 — 7.5% 2034	$2,137,962	$2,165,755
Federal Home Loan Bank
00-0606 CL Y — 5.27% 2012	15,580,419	16,427,682
I7-2014 1 — 5.34% 2014	35,408,651	38,028,537
VN-2015 CL A — 5.46% 2015	30,482,647	33,307,169
00-0986 — 5.739% 2014	27,074,631	29,396,281
Federal Home Loan Mortgage Corporation
2630 CL KS — 4% 2017	15,567,180	15,898,294
2786 CL JC — 4% 2018	2,829,728	2,916,374
2869 CL JA — 4% 2034	16,559,968	16,836,685
2877 CL WA — 4.25% 2034	15,625,706	16,127,604
3578 CL AM — 4.5% 2016	10,812,975	11,450,724
2706 CL UG — 4.5% 2016	10,224,276	10,381,730
2677 CL LD — 4.5% 2017	14,704,292	15,070,576
2914 CL JQ — 4.5% 2019	11,740,258	12,269,509
3439 CL AC — 4.5% 2022	21,214,634	22,265,819
2509 CL CB — 5% 2017	9,893,245	10,416,301
2606 CL ET — 5% 2017	7,997,204	8,378,351
3080 CL MA — 5% 2018	4,262,025	4,321,693
3285 CL LC — 5% 2025	19,935,789	20,686,969
2780 CL MA — 5% 2030	1,381,025	1,384,091
2494 CL CF — 5.5% 2017	10,641,556	11,406,684
2503 CL B — 5.5% 2017	10,201,079	10,869,556
R005 CL AB — 5.5% 2018	18,920,924	19,357,051
3808 CL BQ — 5.5% 2025	7,727,420	8,419,874
3806 CL JB — 5.5% 2026	15,060,238	16,411,744
2542 CL PG — 5.5% 2031	6,897,531	6,994,303
2903 CL UZ — 5.5% 2031	8,152,429	8,274,797
2922 CL Z — 5.5% 2032	11,006,420	11,210,369
2670 CL QG — 5.5% 2032	34,078,978	35,412,148
3133 CL BD — 5.75% 2033	6,254,732	6,432,992
3614 CL DY — 6% 2032	25,812,358	28,326,740

PORTFOLIO OF INVESTMENTS

March 31, 2011

BONDS & DEBENTURES — Continued	Principal Amount	Value
Federal National Mortgage Association
2009-70 CL NU — 4.25% 2019	$22,645,748	$23,778,715
2004-90 CL GA — 4.35% 2034	11,974,604	12,326,897
2002-83 CL HC — 5% 2017	2,163,981	2,175,190
2008-77 CL DA — 5% 2023	12,084,846	12,760,510
2005-4 CL E — 5% 2032	10,789,701	11,052,970
2010-39 CL PL — 5% 2032	19,067,449	20,287,575
2004-60 CL LB — 5% 2034	20,769,914	22,004,685
2003-W17 CL 1A5 — 5.35% 2033	19,084,271	20,129,898
2011-19 CL WB — 5.5% 2018	25,131,989	27,103,845
2009-116 CL PA — 5.5% 2024	13,924,664	14,849,122
2006-53 CL PA — 5.5% 2026	1,560,517	1,564,684
2006-21 CL CA — 5.5% 2029	6,878,885	7,128,726
2002-70 CL QG — 5.5% 2031	4,598,921	4,663,858
2004-52 CL KA — 5.5% 2032	3,770,783	3,799,177
2003-28 CL PG — 5.5% 2032	10,459,680	10,887,690
2005-6 CL KA — 5.5% 2032	3,765,156	3,804,427
2002-87 CL N — 5.5% 2032	6,153,188	6,306,218
2002-9 CL PC — 6% 2017	9,970,646	10,766,603
2005-118 CL ME — 6% 2032	24,685,758	25,097,516
SASC 2002-RM1 CL A (Floating) — 0.8995% 2037*	24,564,921	20,388,884
Stanwich Mortgage Loan Trust (Floating)
2010-1 — 14.90% 2047+,*	3,549,563	1,829,445
2010-2 — 4.15% 2057+,*	9,805,401	4,958,591
2010-3 — 6.93% 2038+,*	5,301,390	2,693,636
2010-4 — 7.04% 2049+,*	11,032,939	5,210,857
WFMBS 2006-5 2A1 — 5.25% 2021	20,702,737	20,936,885
TOTAL MORTGAGE-BACKED SECURITIES		$747,353,006
MORTGAGE PASS-THROUGH SECURITIES — 16.3%
Federal Home Loan Mortgage Corporation
847526 — 2.508% 2034	$9,053,828	$9,529,516
782629 — 2.509% 2035	1,511,504	1,591,432
848215 — 2.68% 2038	5,305,758	5,542,872
G18305 — 4% 2024	19,561,633	20,191,126
G14025 — 4% 2025	48,607,969	49,910,176
J12397 — 4% 2025	31,351,729	32,231,458
G11470 — 4.5% 2013	604,145	619,835
B18693 — 4.5% 2015	1,985,439	2,059,337
G13091 — 5% 2018	8,363,506	8,851,684
E01642 — 5% 2019	9,643,954	10,301,575
G13812 — 5% 2020	27,445,445	29,077,902

PORTFOLIO OF INVESTMENTS

March 31, 2011

BONDS & DEBENTURES — Continued	Principal Amount	Value
G12139 — 6.5% 2019	$4,859,794	$5,186,810
A26942 — 6.5% 2034	1,259,854	1,428,145
G08107 — 6.5% 2036	5,407,555	6,043,375
P50543 — 6.5% 2037	316,150	353,551
Federal National Mortgage Association
AD0705 — 2.636% 2040	9,650,350	10,085,002
AA4552 — 4% 2024	1,981,057	2,040,409
AC8539 — 4% 2024	9,160,761	9,432,378
AE0307 — 4% 2025	8,389,983	8,638,746
AD9338 — 4% 2025	7,953,604	8,184,418
AH4841 — 4% 2026	35,304,625	36,171,354
890123 — 4.5% 2016	7,705,105	7,920,309
995756 — 5% 2018	26,731,203	28,608,001
735453 — 5% 2019	13,739,831	14,706,703
995861 — 5% 2021	28,662,018	30,675,238
890122 — 5% 2021	11,439,153	12,242,982
890083 — 5% 2021	14,349,505	15,357,414
AE0792 — 5% 2026	25,963,224	27,535,297
257100 — 5.5% 2018	2,965,839	3,187,239
745500 — 5.5% 2018	21,284,109	23,110,498
995327 — 5.5% 2019	5,675,960	6,171,642
735521 — 5.5% 2020	10,901,224	11,854,318
995284 — 5.5% 2020	26,293,461	28,547,336
889069 — 5.5% 2021	20,958,067	22,776,179
AE0237 — 5.5% 2023	27,758,157	30,154,241
865963 — 5.849% 2036	5,471,035	5,809,966
AD0951 — 6% 2021	25,873,536	28,389,220
890225 — 6% 2023	26,437,365	29,026,641
923306 — 6.5% 2037	827,105	923,653
323282 — 7.5% 2028	615,187	707,041
Government National Mortgage Association 782281 — 6% 2023	7,512,744	8,157,112
TOTAL MORTGAGE PASS-THROUGH SECURITIES		$593,332,131
CORPORATE BONDS & DEBENTURES — 10.4%
American Airlines PT Trust — 6.817% 2011	$43,168,000	$43,338,945
American Honda Finance Corporation — 2.6575% 2011	33,000,000	32,993,400
Barclays Bank plc
—1.9% 2014	37,858,000	37,630,095
—4.5% 2017	45,000,000	43,918,200
CIT Group Inc.
—7% 2016	3,183,440	3,191,399
—7% 2017	4,456,816	4,462,387

PORTFOLIO OF INVESTMENTS

March 31, 2011

BONDS & DEBENTURES — Continued	Principal Amount	Value
Commonwealth Bank of Australia
—3.125% 2017*	$50,445,000	$48,984,617
—3.5% 2017*	33,375,000	32,729,861
Continental Airlines Company 1997-1 1A — 7.461% 2015	2,745,265	2,787,350
Delta Airlines, Inc. — 7.111% 2011	6,711,000	6,850,052
Northwest Airlines, Inc. — 6.841% 2011	8,472,000	8,472,000
Omnicare Inc. — 6.875% 2015	4,989,000	5,142,761
Qwest Corporation
—3.5595% 2013	7,139,000	7,476,675
—7.625% 2015	15,790,000	17,946,124
Toyota Motor Credit Corporation — 2.3% 2013	21,000,000	21,197,400
United Airlines, Inc. — 9.875% 2013	20,377,000	21,570,685
Westpac Banking Corporation CPI (Floating) — 3.5% 2017	42,260,000	41,153,633
TOTAL CORPORATE BONDS & DEBENTURES		$379,845,584
STRIPPED MORTGAGE-BACKED SECURITIES — 9.0%
INTEREST ONLY (IO)
Federal Home Loan Mortgage Corporation
3706 AI — 3.5% 2020	$35,121,714	$4,457,648
3722 AI — 3.5% 2020	32,134,049	4,061,101
3735 AI — 3.5% 2020	16,265,171	2,077,388
3755 AI — 3.5% 2020	29,244,080	3,752,015
3760 KI — 3.5% 2020	27,766,509	3,543,284
3753 CI — 3.5% 2020	6,206,094	797,111
2558 CL JW — 5.5% 2022	3,816,910	248,786
3714 TI — 5.84375% 2015	136,583,086	8,667,563
217 — 6.5% 2032	1,122,696	243,097
Federal National Mortgage Association
2010-91 MI — 2% 2013	76,489,239	2,900,472
2010-95 MI — 2% 2013	65,749,609	2,568,837
2010-145 BI — 3.5% 2020	18,540,112	2,114,500
2010-124 AI — 3.5% 2020	23,391,080	2,651,145
2010-128 LI — 3.5% 2020	44,958,809	5,092,484
2010-89 LI — 4% 2020	37,737,699	4,470,408
2010-104 C — 4% 2020	15,791,963	2,069,853
2003-64 CL XI — 5% 2033	5,763,844	1,185,450
Government National Mortgage Association
2002-56 — 0.47846% 2042	1,001,009	9,169
2005-9 — 0.58017% 2045	27,129,629	806,564
2004-43 — 0.61445% 2044	126,424,796	2,929,262
2004-108 — 0.65306% 2044	35,178,831	958,975
2006-15 — 0.69417% 2046	33,431,085	1,040,710

PORTFOLIO OF INVESTMENTS

March 31, 2011

BONDS & DEBENTURES — Continued	Principal Amount	Value
2004-10 — 0.6975% 2044	$130,860,736	$2,491,588
2006-5 — 0.72906% 2046	107,097,313	3,775,180
2006-30 — 0.74531% 2046	30,505,457	1,224,184
2005-90 — 0.78746% 2045	114,463,409	3,684,577
207-15 — 0.80653% 2047	170,660,045	8,283,839
2006-55 — 0.81334% 2046	112,521,102	4,508,721
2010-161 — 0.84506% 2050	132,052,995	6,780,921
2007-4 — 0.86312% 2047	47,205,704	2,177,599
2007-34 — 0.88318% 2047	52,441,865	2,619,996
2010-18 — 0.88489% 2050	189,310,352	9,919,862
2005-50 — 0.8977% 2045	2,079,525	79,916
2010-123 — 0.90082% 2050	90,156,589	5,506,764
2008-48 — 0.92965% 2048	167,495,217	6,729,958
2008-78 — 0.93828% 2048	130,703,075	6,077,693
2006-67 — 0.9494% 2046	83,121,386	3,545,958
2010-63 — 0.9879% 2050	96,196,104	4,979,110
2007-77 — 1.02449% 2047	196,015,064	9,281,313
2008-92 — 1.02899% 2048	146,303,494	7,944,280
2007-55 — 1.03431% 2047	162,459,348	8,293,550
2011-6 — 1.04757% 2052	255,758,560	15,904,985
2009-119 — 1.0537% 2049	343,025,368	19,888,611
2009-105 — 1.09148% 2049	160,259,425	10,152,435
2008-45 — 1.09989% 2048	159,534,009	6,867,939
2009-60 — 1.13397% 2049	146,313,988	8,658,862
2008-8 — 1.14195% 2047	182,430,114	8,174,693
2009-86 — 1.14491% 2049	176,094,958	10,489,977
2010-28 — 1.1695% 2050	167,077,940	10,315,392
2008-24 — 1.17471% 2047	66,186,281	3,220,624
2010-49 — 1.28302% 2050	172,435,111	10,809,957
2011-16 — 1.28987% 2046	158,140,967	11,441,499
2009-4 — 1.32356% 2049	168,551,494	11,237,328
2009-49 — 1.39879% 2049	159,011,803	10,909,800
2010-148 — 1.48005% 2052	92,081,205	7,452,823
209-71 — 1.72447% 2049	190,553,609	14,857,465
2009-30 — 1.97133% 2049	131,416,702	11,998,345
PRINCIPAL ONLY (PO)
Federal Home Loan Mortgage Corporation 217 — 6.5% 2032	1,122,696	1,016,422
TOTAL STRIPPED MORTGAGE-BACKED SECURITIES		$327,947,988

PORTFOLIO OF INVESTMENTS

March 31, 2011

BONDS & DEBENTURES — Continued	Principal Amount	Value
ASSET BACKED SECURITIES — 7.3%
Case New HollandWholesale Master Note Trust 2009-1A A (Floating) — 1.955% 2015*	$13,900,000	$14,070,414
Cabela's Inc.
2006-3A A1 — 5.26% 2014*	53,325,000	54,590,936
2006-3A B — 0.455% 2014*	8,845,000	8,820,057
First National Bank of Omaha Master Note Trust 2009-1 A (Floating) — 1.605% 2014*	62,020,000	62,060,313
MassMutual Asset Finance LLC 2009-AA — 2.37% 2013*	48,430,000	49,010,676
PFS Financing Corp. 2010-CA A — 1.655% 2014*	45,500,000	46,022,340
Prestige Auto Receivables Trust 2011-1A — 1.25% 2014*	18,275,000	18,255,981
Station Place Securitization Trust 2010-1A — 1.2535% 2042*	14,070,000	14,061,206
TOTAL ASSET BACKED SECURITIES		$266,891,923
COMMERCIAL MORTGAGE BACKED SECURITIES — 6.5%
Government National Mortgage Association
2008-48 CL A — 3.725% 2029	$16,011,059	$16,347,451
2004-6 CL C — 4.712% 2025	4,795,085	4,843,803
2005-34 CL B — 4.739% 2029	14,095,221	14,438,722
2007-69 CLASS B — 4.959% 2030	7,065,000	7,376,072
2004-51 CL B — 4.982% 2024	8,607,098	8,790,257
2002-9 CL C — 6.269% 2027	56,011	56,041
2004-78 CL B — 4.259% 2021	298,782	299,233
2006-67 CL GA — 4.5394% 2034	26,386,080	27,086,103
2008-45 CL A — 3.576% 2027	1,402,692	1,425,570
2004-108 CL A — 3.999% 2027	22,617,325	23,482,890
2006-15 CL A — 3.727% 2027	17,216,994	17,598,695
2006-30 CL A — 4.175% 2028	37,257,215	38,656,969
2008-92 CL A — 4.771% 2027	8,206,649	8,494,456
2004-78 CL C — 4.658% 2029	5,355,000	5,585,426
2004-60 CL C — 5.24% 2028	25,610,000	26,767,828
WMCMS 2007-SL2 CL A — 5.31645% 2049	38,908,587	35,770,998
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		$237,020,514
U.S. AGENCIES SECURITIES — 6.2%
Federal Agricultural Mortgage Corporation
—3.875% 2011	$58,340,000	$59,101,921
—5.5% 2011*	19,600,000	19,879,300
Federal Home Loan Bank — 2% 2013	46,900,000	47,176,241

PORTFOLIO OF INVESTMENTS

March 31, 2011

BONDS & DEBENTURES — Continued	Principal Amount	Value
Federal National Mortgage Association
—2.2957% 2013	$21,250,000	$21,330,750
—0.4% 2012	79,440,000	79,503,552
TOTAL U.S. AGENCIES SECURITIES		$226,991,764
MUNICIPAL BONDS — 1.1%
Irvine Ranch Water RF-2 CA — 8.18% 2014	$40,150,000	$41,555,250
TOTAL INVESTMENT SECURITIES — 97.8% (Cost $3,563,502,219)		$3,569,537,123
SHORT-TERM INVESTMENTS — 1.7%
General Electric Capital Corporation — 0.05% 04/01/11	$31,283,000	$31,283,000
Chevron Corporation — 0.08% 04/06/11	30,000,000	29,999,666
TOTAL SHORT-TERM INVESTMENTS (Cost $61,282,666)		$61,282,666
TOTAL INVESTMENTS — 99.5% (Cost $3,624,784,885)		$3,630,819,789
Other assets and liabilities, net — 0.5%		19,976,747
TOTAL NET ASSETS — 100.0%		$3,650,796,536

*  Restricted securities. These restricted security constituted 11.1% of total assets at March 31, 2011

+  These securities have been valued in good faith by the Board of Directors in accordance with the Fund's fair value procedures. These securities constituted less than 1% of total net assets at March 31, 2011.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

ASSETS
Investments at value:
Investments securities — at market value (identified cost $3,563,502,219)	$3,569,537,123
Short-term investments — at cost plus interest earned (maturities 60 days or less)	61,282,666	$3,630,819,789
Cash		179
Receivable for:
Interest	$17,261,206
Capital stock sold	11,428,916	28,690,122
		$3,659,510,090
LIABILITIES
Payable for:
Capital stock repurchased	$6,825,480
Advisory fees	1,570,194
Accrued expenses and other liabilities	317,880	8,713,554
NET ASSETS		$3,650,796,536
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $.01 per share; authorized 400,000,000 shares; outstanding 333,397,654 shares		$3,333,977
Additional Paid in Capital		3,696,468,322
Undistributed net realized gains on investments		(86,879,172)
Undistributed net investment income		31,838,505
Unrealized appreciation of investments		6,034,904
Net assets at March 31, 2011		$3,650,796,536
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$10.95
Maximum offering price per share (100/96.5 of per share net asset value)		$11.35

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2011

INVESTMENT INCOME
Interest		$91,201,541
EXPENSES
Advisory fees	$9,356,585
Transfer agent fees and expenses	1,385,144
Custodian fees and expenses	122,098
Reports to shareholders	560,796
Registration fees	84,075
Directors' fees and expenses	42,125
Audit and tax fees	26,780
Legal fees	11,274
Other expenses	64,747	11,653,624
Net investment income		$79,547,917
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$2,420,267,896
Cost of investment securities sold	2,438,784,603
Net realized loss on investments		$(18,516,707)
Unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$18,560,154
Unrealized appreciation at end of period	6,034,904
Decrease in unrealized appreciation of investments		(12,525,250)
Net realized and unrealized loss on investments		$(31,041,957)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$48,505,960

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2011		For the Year Ended September 30, 2010
INCREASE IN NET ASSETS
Operations:
Net investment income	$79,547,917		$118,702,770
Net realized gain (loss) on investments	(18,516,707)		3,446,415
Decrease in unrealized appreciation of investments	(12,525,250)		(7,164,055)
Increase in net assets resulting from operations		$48,505,960		$114,985,130
Distributions to shareholders from net investment income		(83,153,529)		(130,371,322)
Capital Stock transactions:
Proceeds from Capital Stock sold	$765,118,272		$1,719,869,415
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	62,796,213		94,165,060
Cost of Capital Stock repurchased	(1,287,869,192)	(459,954,707)	(1,466,717,348)	347,317,127
Total change in net assets		$(494,602,276)		$331,930,935
NET ASSETS
Beginning of period		4,145,398,812		3,813,467,877
End of period		$3,650,796,536		$4,145,398,812
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		70,122,068		156,179,682
Shares issued to shareholders upon reinvestment of dividends and distributions		5,772,199		8,580,977
Shares of Capital Stock repurchased		(117,816,268)		(133,264,136)
Change in Capital Stock outstanding		(41,922,001)		31,496,523

*  Net of redemption fees of $57,206 and $233,657 for the periods ended March 31, 2011 and September 30, 2010, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31,		For the Year Ended September 30,
	2011		2010	2009	2008	2007	2006
Per share operating performance:
Net asset value at beginning of period	$11.04		$11.09	$11.06	$11.03	$10.99	$11.04
Income from investment operations:
Net investment income	$0.24		$0.36	$0.36	$0.47	$0.50	$0.53
Net realized and unrealized gain (loss) on investment securities	(0.09)		(0.04)	0.08	0.05	0.07	(0.04)
Total from investment operations	$0.15		$0.32	$0.44	$0.52	$0.57	$0.49
Less dividends from net investment income	$(0.24)		$(0.37)	$(0.41)	$(0.49)	$(0.53)	$(0.54)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$10.95		$11.04	$11.09	$11.06	$11.03	$10.99
Total investment return**	1.34%		2.90%	4.03%	4.84%	5.36%	4.59%
Ratios/supplemental data:
Net assets at end of period (in $000's)	3,650,797		4,145,399	3,813,468	2,186,138	1,832,030	1,819,107
Ratio of expenses to average net assets	0.63	%†	0.60%	0.60%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets	4.27	%†	4.68%	3.20%	4.21%	4.31%	4.68%
Portfolio turnover rate	106	%†	60%	64%	32%	53%	60%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The total investment return for the period ended March 31, 2011 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. Capital preservation is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 9.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

NOTES TO FINANCIAL STATEMENTS

Continued

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in I/Os.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $1,945,980,297 for the period ended March 31, 2011.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2011, the Fund paid aggregate fees of $42,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities at March 31, 2011, for federal income tax purposes was $3,573,152,688. Gross unrealized appreciation and depreciation for all securities at March 31, 2011, for federal income tax purposes was $42,793,675 and $46,409,240, respectively, resulting in net unrealized depreciation of $3,615,565. As of and during the period ended March 31, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not

NOTES TO FINANCIAL STATEMENTS

Continued

subject to examination by U.S. federal tax authorities for years ended before September 30, 2007 or by state tax authorities for years ended before September 30, 2006.

NOTE 6 — Distributor

For the period ended March 31, 2011, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $21,515 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended March 31, 2011, the Fund collected $57,206 in redemption fees, which amounted to less than $0.01 per share.

NOTE 8 — Distribution to Shareholders

On March 31, 2011, the Board of Directors declared a dividend from net investment income of $0.11 per share payable April 6, 2011 to shareholders of record on March 31, 2011. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2011.

NOTE 9 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based

NOTES TO FINANCIAL STATEMENTS

Continued

on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Bonds & Debentures
U.S. Treasuries	—	$748,598,963	—	$748,598,963
Mortgage-Backed	—	732,660,477	$14,692,529	747,353,006
Mortgage Pass-Through	—	593,332,131	—	593,332,131
Corporate	—	379,845,584	—	379,845,584
Stripped Mortgage-Backed	$52,390,185	275,557,803	—	327,947,988
Asset-Backed	78,339,527	188,552,396	—	266,891,923
Commercial Mortgage-Backed	—	237,020,514	—	237,020,514
U.S. Agencies	—	226,991,764	—	226,991,764
Municipal	41,555,250		—	41,555,250
Short-Term Investments	—	61,282,666	—	61,282,666
	$172,284,962	$3,443,842,298	$14,692,529	$3,630,819,789

The following table summarizes the Fund's Level 3 investment securities and related transactions during the six months ended March 31, 2011:

Investments	Beginning Value at September 30, 2010	Net Realized and Unrealized Gains (Losses)	Net Purchases (Sales)	Net Transfers In (Out)*	Ending Value at March 31, 2011
Mortgage-Backed	$19,501,935	$(576,693)	$(4,232,713)	—	$14,692,529

*  Transfers into or out of Level 3 are based on the beginning market value of the fiscal year in which they occurred. For the six months ended March 31, 2011, there were no transfers into or out of Level 3.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2011

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2010	$1,000.00	$1,000.00
Ending Account Value March 31, 2011	$1,013.40	$1,021.82
Expenses Paid During Period*	$3.16	$3.18

*  Expenses are equal to the Fund's annualized expense ratio of 0.63%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2011 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (75)*	Director & Chairman† Years Served: 13	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (74)*	Director† Years Served: 2	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (66)*	Director† Years Served: 11	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (68)*	Director† Years Served: 5	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (70)*	Director† Years Served: 1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	3	California Council on Economic Education

Robert L. Rodriguez – (62)	Director† Portfolio Manager Years Served: 27	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Thomas H. Atteberry – (57)	Chief Executive Officer & Portfolio Manager Years Served: 6	Partner of the Adviser. Formerly Vice President of First Pacific Advisors, Inc. from 1997 to 2006.

Eric S. Ende – (66)	Vice President Years Served: 26	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (50)	Treasurer Years Served: 14	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (54)	Chief Compliance Officer Years Served: 16	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (56)	Secretary Years Served: 27	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (44)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

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FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts 02266-8500
30 Dan Road
Canton, Massachusetts 02021-2809
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2010 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi- annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 20, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: May 20, 2011